SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               November 24, 2004



                                 PEOPLES BANCORP
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)



       Indiana                           000-18991                35-1811284
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


212 West 7th Street, Auburn, Indiana                                     46706
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (260) 925-2500
                                                                  --------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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                                 PEOPLES BANCORP
                                AND SUBSIDIARIES

Item 2.02. RESULTS OF OPERATIONS


ITEM 7.01.  REGULATION D DISCLOSURE

On November 24, 2004, Peoples Bancorp issued a press release announcing its Unaudited financial results for the year ended September 30, 2004. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed herewith:

          Exhibit 99      Press Release dated November 24, 2004


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                                 PEOPLES BANCORP
                                AND SUBSIDIARIES

                                   SIGNATURES


Under the  requirements  of the Securities  Exchange Act of 1934, the Registrant

has duly  caused  this  Report  to be signed  on its  behalf by the  undersigned thereunto duly authorized.


Date:    November 24, 2004                           s/Maurice F. Winkler, III
                                                     Maurice F. Winkler, III
                                                     Chief Executive Officer




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                                                                     Exhibit 99

                                     Date:               November 24, 2004
For Immediate Release                NASDAQ Symbol:      PFDC
                                     Contact:            Maurice F. Winkler, III
                                     Phone:              260-925-2500



Peoples Bancorp Reports Earnings
---------------------------------

Peoples Bancorp reported net income for the fiscal year ended September 30, 2004, of $4,734,197 or $1.40 per share. Maurice F. Winkler, III, President, stated, "These results indicate a solid performance, but did not equal our record year of fiscal 2003 when we had net income of $5,749,305 or $1.67 per share. This decrease was due primarily to three factors: slightly higher interest rates caused a significant reduction in loan demand which in turn decreased income for the sale of loans; the increase in rates negatively impacted the net interest income; and finally, we recognized a loss in our investment in mutual funds." For Fiscal 2004 the Company's return on assets was ..95% and return on equity was 7.41%.

On September 30, 2004, stockholders equity was $64,991,560 with a capital to assets ratio of 13.22% and a book value of $19.30. Peoples had 3,367,803 shares of stock outstanding as of September 30, 2004, and during fiscal 2004 the Company repurchased 76,298 shares. The closing price of Peoples Bancorp stock as of November 24, 2003, was $21.98 per share as listed on the NASDAQ National Marketing System under the symbol PFDC.

Peoples Bancorp, through its Indiana subsidiary, Peoples Federal Savings Bank, operates nine full-service offices located in Auburn, Avilla, LaGrange, Garrett, Kendallville, Waterloo, Topeka, and two in Columbia City, Indiana. Peoples Bancorp's Michigan subsidiary, First Savings Bank, operates six full service offices located in Three Rivers (two offices), Schoolcraft, and Union in Michigan, and Howe and Middlebury in Indiana.



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

               SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY

                                                                     September 30
                                     ---------------------------------------------------------------------
                                       2004          2003           2002          2001          2000
                                     ------------   ------------  ------------  ------------  ------------
Financial Condition Data:
   Total assets                      $491,445,300   $502,920,006  $506,460,255  $479,412,813  $459,908,211
   Loans receivable, net              360,454,908    356,953,361   385,019,764   403,627,702   390,435,094
   Investments and other
      interest-earning assets         109,254,698    122,104,691    97,439,040    53,306,663    44,651,407
   Deposits                           370,824,854    380,115,884   379,936,471   368,479,589   352,855,715
   Borrowed funds                      53,421,460     56,749,653    62,292,774    49,476,688    47,182,393
   Stockholders' equity                64,991,560     63,924,854    60,846,197    58,053,551    57,299,548

                                                             For Year Ended September 30
                                     ---------------------------------------------------------------------
                                       2004          2003           2002          2001          2000
                                     ------------   ------------  ------------  ------------  ------------
Operating Data:
   Interest income                   $ 26,866,634   $ 29,748,296  $ 33,365,200  $ 35,560,673  $ 30,425,367
   Interest expense                    10,335,942     12,147,419    15,704,094    19,761,387    16,327,846
                                     ------------   ------------  ------------  ------------  ------------
   Net interest income                 16,530,692     17,600,877    17,661,106    15,799,286    14,097,521
  Provision
      for losses on loans                  40,374        537,181       347,862       353,936       159,869
                                     ------------   ------------  ------------  ------------  ------------
   Net interest income
      after provision
      for losses on loans              16,490,318     17,063,696    17,313,244    15,445,350    13,937,652
                                     ------------   ------------  ------------  ------------  ------------
   Other income                         1,646,944      2,713,522     2,205,742     1,804,949     1,280,830
   Other expenses                      11,411,108     11,032,427    10,656,380     9,689,079     7,770,839
                                     ------------   ------------  ------------  ------------  ------------
   Income before income taxes           6,726,154      8,744,791     8,862,606     7,561,220     7,447,643
   Income tax expense                   1,991,957      2,995,486     3,457,625     2,873,175     2,899,689
                                     ------------   ------------  ------------  ------------  ------------
   Net income                        $  4,734,197   $  5,749,305  $  5,404,981  $  4,688,045  $  4,547,954
                                     ============   ============  ============  ============  ============

   Basic earnings per share                 $1.40          $1.67         $1.56         $1.33         $1.33
                                     ============   ============  ============  ============  ============

    Diluted earnings per share              $1.39          $1.66         $1.56         $1.32         $1.32
                                     ============   ============  ============  ============  ============

   Dividends per common share               $0.69          $0.65         $0.61         $0.57         $0.53
                                     ============   ============  ============  ============  ============

Other Data:
   Average yield
      on interest-earning assets            5.68%          6.21%         7.24%         8.04%         8.20%
   Average cost
      of interest-bearing liabilities       2.39           2.76          3.69          4.82          5.06
                                     ------------   ------------  ------------  ------------  ------------
   Interest rate spread                     3.29%          3.45%         3.55%         3.22%         3.14%
                                     ============   ===========   ============  ============  ============

Number of full service banking offices        15             15            15            14            14
Return on assets (net income divided by
   average total assets)                    0.95%          1.14%         1.11%         0.99%         1.20%
Return on equity (net income divided
   by average total equity)                 7.41%          9.19%         9.14%         8.17%         8.66%
Dividend payout ratio
   (dividends per common share divided by
   net income per common share)            49.29%         38.92%        39.10%        42.86%        39.85%
Equity to assets ratio (average total equity
   divided by average total assets)        12.87%         12.39%        12.15%        12.17%        13.53%

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